1 EXECUTION VERSION STOCK PURCHASE AGREEMENT THIS STOCK PURCHASE AGREEMENT is entered into effective as of the 8th day of September, 2022 (“Effective Date”), by and among FedNat Holding Company, a Florida corporation (“Seller”), and the purchasers identified on Schedule A hereto (collectively, the “Hale Investors”). W I T N E S S E T H : WHEREAS, Seller and the Hale Investors are party to that certain Stock Investment and Subscription Agreement dated as of May 13, 2022 (the “Subscription Agreement”) by and among the Hale Investors, FedNat Insurance Company (“FNIC”), Seller and Monarch National Insurance Company (the “Issuer”), as amended by that certain Omnibus Amendment Agreement dated as of June 30, 2022 among the Issuer, FNIC, Seller, Hale Partnership Capital Management, LLC, and the Hale Investors, pursuant to which Seller acquired 120,000 shares of the common stock, $10 par value per share (the “Common Stock”), of the Issuer evidenced by stock certificate no. 10 (the “Seller Certificate”) and the Hale Investors acquired in the aggregate 180,000 shares of the Common Stock of the Issuer; and WHEREAS, pursuant to that certain Term Sheet – Monarch National Insurance Company Stock dated June 30, 2022 executed by Seller and Hale Partnership Capital Management, LLC, Seller has delivered to the Hale Investors notice of its intention to exercise its right to put to the Hale Investors an aggregate of 30,000 shares of the Issuer’s Common Stock owned by Seller (the “Put Shares”) at an aggregate price of $2,500,000.00 (the “Exercise Notice”); and WHEREAS, Seller shall sell, assign and transfer to the Hale Investors, and the Hale Investors shall purchase, accept and receive from Seller, the Put Shares on the terms and subject to the conditions hereinafter set forth. NOW, THEREFORE, in consideration of the foregoing premises and further in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows: ARTICLE 1. PURCHASE AND SALE OF PUT SHARES On the terms and subject to the conditions herein set forth, Seller hereby agrees to sell, transfer and deliver to the Hale Investors the Put Shares, and the Hale Investors hereby agree to purchase the Put Shares from Seller, each Hale Investor to purchase that number of Put Shares indicated on Schedule A attached hereto. For the avoidance of doubt, the sale and purchase pursuant to this Agreement is for the entire amount of Put Shares and, should any Hale Investor be unable or unwilling to fund its pro rata portion of such purchase, then the remaining Hale Investors collectively hereby covenant and agree to make up such difference (the “Shortfall Covenant”). ARTICLE 2. PURCHASE PRICE AND PAYMENT TERMS 2.1 Purchase Price. The aggregate purchase price for the Put Shares is $2,500,000.00 (the “Purchase Price”), and unless required to act upon the Shortfall Covenant, each Hale Investor shall pay that portion of the Purchase Price set forth on Schedule A attached hereto. For avoidance of doubt and

2 per the Shortfall Covenant, in no event will the aggregate amount paid by the Hale Investors to Seller hereunder be less than the Purchase Price. 2.2 Payment Terms. At the closing of the purchase and sale of the Put Shares (the “Closing”), the Hale Investors shall make an aggregate cash payment to Seller in the amount of the Purchase Price by wire transfer of immediately available funds to the account designated in writing by Seller on the Exercise Notice. ARTICLE 3. CLOSING Subject to the satisfaction of the conditions set forth in this Agreement (or the waiver thereof by the party entitled to waive such condition), the Closing will take place at the offices of Nelson Mullins Broad and Cassel, 2 South Biscayne Boulevard, Suite 2100, Miami, Florida 33131, or virtually via teleconference or video conference and email, at 10:00 a.m. on a date mutually agreeable to the parties. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.” ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLER In connection with, and as an inducement to the Hale Investors to enter into this Agreement and for the Hale Investors to be bound by the terms of this Agreement, Seller hereby represents and warrants to the Hale Investors that, as of the Closing Date: 4.1 Authority. Seller has all requisite power and authority to execute and deliver this Agreement and the other instruments described in Section 6.2 hereof (together with this Agreement, the “Transaction Documents”), to perform its obligations hereunder and thereunder, and to consummate the transaction contemplated hereby. The execution and delivery by Seller of the Transaction Documents and the performance by it of the transactions contemplated hereby have been duly and validly authorized and approved by all requisite corporate action on its part, and no other proceeding on the part of Seller is necessary to authorize the Transaction Documents. Each Transaction Document, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. 4.2 Put Shares. Seller is the owner of the Put Shares, free and clear of any claims, security interests, liens, encumbrances or restrictions of any nature, and Seller is conveying to the Hale Investors good and marketable title to the Put Shares. 4.3 No Litigation. There is currently no pending or, to the knowledge of Seller, threatened complaint, claim, action, demand, lawsuit, arbitration, inquiry, notice of violation, proceeding, litigation, or investigation against Seller relating to the Put Shares. 4.4 No Violation. The execution, delivery and performance by Seller of the Transaction Documents do not and will not, violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator having applicability to Seller. 4.5 No Other Representations or Warranties. Seller makes no other representations or warranties with respect to the Put Shares, except as expressly contained in this Agreement.

3 ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF THE HALE INVESTORS In connection with and as an inducement to Seller to enter into and be bound by the terms of this Agreement, the Hale Investors warrants and represents to Seller that, as of the Closing Date: 5.1 Authority. Each Hale Investor has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transaction contemplated hereby. The execution and delivery by the Hale Investors of this Agreement and the performance by it of the transactions contemplated hereby have been duly and validly authorized and approved by all requisite entity action on its part, and no other proceeding on the part of such Hale Investor is necessary to authorize this Agreement. This Agreement constitutes a legal, valid and binding obligation, enforceable against each Hale Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. 5.2 No Violation. The execution, delivery and performance by each the Hale Investors of this Agreement do not and will not, violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator having applicability to the Hale Investors. 5.3 Investment Representations. The representations of the Hale Investors set forth in Sections 5.7 and 5.8 of the Subscription Agreement as applied to the Put Shares are true and correct as of the date hereof. ARTICLE 6. CLOSING DELIVERIES On the Closing Date, the Hale Investors and Seller shall execute and deliver this Agreement and the following sums, items, documents, instruments and agreements, together with such other items, documents, instruments and agreements as the other party (or its counsel) may reasonably request to consummate the purchase and sale contemplated hereby: 6.1 By the Hale Investors to Seller: The Hale Investors shall pay the Purchase Price to Seller. 6.2 By Seller to the Hale Investors: Seller shall deliver to the Hale Investors (a) a stock power in favor of the Hale Investors relating to the Put Shares, (b) certificates evidencing all of the Put Shares being purchased and sold hereunder, (c) evidence of the cancellation of the Stock Certificate and the issuance to Seller of a certificate evidencing the shares retained by Seller and (d) a copy of the resolutions of the Board of Directors and Strategic Review Committee of Seller authorizing Seller’s entrance into this Agreement and the transactions described herein. ARTICLE 7. INDEMNIFICATION The parties agree that the provisions of Article X of the Subscription Agreement shall apply to the sale and purchase of the Put Shares (including without limitation the representations and warranties given herein), and that (a) Seller’s representations in Sections 4.1 and 4.2 of this Agreement shall be considered “Fundamental Representations” as defined in Section 10.1 of the Subscription Agreement;

4 and (b) the period for survival of representations in this Agreement shall begin on the Closing Date hereunder and shall continue for the periods as set forth in Section 10.1 of the Subscription Agreement. ARTICLE 8. GENERAL PROVISIONS 8.1 Parties in Interest and Assignment. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the personal representatives, successors and permitted assigns of Seller and the Hale Investors, it being understood and agreed, however, that neither party may assign this Agreement without the prior written approval of the other party and that any such assignment shall in no way relieve the party making such assignment from its responsibilities and obligations under this Agreement. 8.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing addressed to the respective party as set forth below, and may be personally served or sent by overnight courier service or United States mail: (a) If to any Hale Investor or, following the Closing, the Issuer: [Addressee] c/o Hale Partnership Capital Management 2115 E. 7th Street, Suite 101 Charlotte, NC 28204 Attention: Steven A. Hale II Phone No.: 336-552-6228 Email: steve@halepartnership.com with a copy (which shall not constitute notice) to: Moore & Van Allen PLLC 100 North Tryon Street, 47th Floor Charlotte, North Carolina 28202 Attention: Ryan M. Smith Email: ryansmith@mvalaw.com (b) If to Seller: 14050 NW 14th Street, Suite 180 Sunrise, FL 33323 Attention: Bruce F. Simberg, Chairman of the Board Email: bsimberg@fednat.com with a copy (which shall not constitute notice) to: Nelson Mullins Riley & Scarborough LLP 2 South Biscayne Boulevard, 21st Floor Miami, Florida 33131 Attention: Nina S. Gordon Email: nina.gordon@nelsonmullins.com

5 Any notice given pursuant to this Section 8.2 shall be deemed to have been given: (i) if delivered in person, when delivered; (ii) if delivered by overnight courier, one (1) business day after delivery to such courier properly addressed; or (iii) if by United States mail, four (4) business days after depositing in the United States mail, with postage prepaid and properly addressed. Any party hereto may change the address at which such party is to receive notices hereunder by notice to the other party in writing in the foregoing manner. 8.3 Further Assurances. From time to time (without further consideration), Seller or the Hale Investors, as the case may be, shall cause to be executed and delivered to the other party all such other instruments and shall take or cause to be taken such further or other action as may reasonably and in good faith be deemed by the other party to be necessary or desirable in order to further assure the performance by Seller or the Hale Investors, as the case may be, of any of their respective obligations under this Agreement. 8.4 Entire Agreement; Amendment. This Agreement expresses the entire agreement among the parties with respect to the purchase and sale contemplated hereby, there being no representations, warranties or other agreements (oral or written) not expressly set forth or provided for herein. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and that makes reference to this Agreement. 8.5 Counterparts. This Agreement may be executed in one or more counterparts and transmitted electronically, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 8.6 Expenses. Seller shall pay both its and the Hale Investors’ costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, provided that fees and expenses of a party’s outside counsel shall be reimbursable up to $15,000 for each of Seller and the Hale Investors. The Hale Investors agree to provide to Seller a written accounting of their reasonable and documented out-of-pocket fees, costs and expenses (including the reasonable and documented out-of- pocket fees, costs and expenses of counsel and consultants) for the preparation, negotiation, execution and delivery of this Agreement and the additional deliveries in connection herewith. 8.7 Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes it, plus any related or supplemental documents and notices, shall be construed in accordance with and governed by the laws of such state. 8.8 Waiver. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law. 8.9 Waiver of Jury Trial. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby whether based in contract, tort or any other theory. This waiver is a material inducement for both parties to enter into this agreement. Each party has reviewed this waiver with its counsel. (Signature pages follow.)

4884-9786-5775 v.4 IN WITNESS WHEREOF, Seller and the Hale Investors have executed and delivered this Agreement, effective as of the Effective Date. SELLER: FedNat Holding Company By: ___/s/ David K. Patterson Name: David K. Patterson Title: Interim Chief Executive Officer (Signatures continued on following pages.)

4884-9786-5775 v.4 BUYER: HALE PARTNERSHIP FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager MGEN II – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager CLARK – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager SMITH – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager DICKINSON – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager (Signatures continued on following page.)

4884-9786-5775 v.4 THE VANDERBILT UNIVERSITY “VUA HALE SMA” By: Hale Partnership Capital Management, LLC, its investment advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager HALE ICFG FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Steven A. Hale II, Manager NATIONAL CONSUMER TITLE INSURANCE COMPANY By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Chairman and CEO

4884-9786-5775 v.4 SCHEDULE A Hale Investors Hale Investor Portion of Purchase Price Portion of Put Shares Hale ICFG Fund, LP $166,667.00 2,000 The Vanderbilt University “VUA Hale SMA” $250,000.00 3,000 Hale Partnership Fund, LP $1,516,666.00 18,200 Clark – Hale Fund, LP $250,000.00 3,000 Dickinson – Hale Fund, LP $50,000.00 600 National Consumer Title Insurance Company $100,000.00 1,200 Smith – Hale Fund, LP $166,667.00 2,000 TOTAL $2,500,000.00 30,000